EXHIBIT 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2000 relating to the consolidated financial statements, which appears in the 1999 Annual Report to the Shareholders of Quaker Chemical Corporation, which is incorporated by reference in Quaker Chemical Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

                                       PRICEWATERHOUSECOOPERS LLP

                                       Philadelphia, PA
                                       October 18, 2000


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